Condensed Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Revenue:
Revenue	$ 620,125	$ 578,066
Reimbursable expenses	0	(146,112)
Net revenue	620,125	431,954
Costs and expenses:
Direct costs
Direct Costs, Reimbursable Expenses	158,753	0
Direct Costs, Other	271,839	250,459
Selling, general and administrative expense	80,915	81,389
Depreciation and amortization	16,898	14,448
Total costs and expenses	528,405	346,296
Income from operations	91,720	85,658
Interest income	823	555
Interest expense	(3,795)	(3,179)
Income before provision for income taxes	88,748	83,034
Provision for income taxes	(10,650)	(11,625)
Net income	$ 78,098	$ 71,409
Net income per Ordinary Share:
Basic (USD per share)	$ 1.45	$ 1.31
Diluted (USD per share)	$ 1.42	$ 1.29
Weighted average number of Ordinary Shares outstanding:
Basic (in shares)	53,925,560	54,372,931
Diluted (in shares)	54,985,790	55,371,826